UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

COLONY CREDIT REAL ESTATE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 31, 2018, Colony Credit Real Estate, Inc. (the “Company”) completed the transactions contemplated by that certain Master Combination Agreement, dated as of August 25, 2017, as amended and restated on November 20, 2017 (the “Combination Agreement”), by and among (i) the Company, (ii) Credit RE Operating Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “OP”), (iii) Colony Capital Operating Company, LLC (“CLNY OP”), a Delaware limited liability company and the operating company of Colony Capital, Inc., formerly Colony NorthStar, Inc. (“Colony Capital”), a Maryland corporation, (iv) NRF RED REIT Corp., a Maryland corporation and indirect subsidiary of CLNY OP (“RED REIT”), (v) NorthStar Real Estate Income Trust, Inc., a Maryland corporation (“NorthStar I”), (vi) NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership and the operating partnership of NorthStar I (“NorthStar I OP”), (vii) NorthStar Real Estate Income II, Inc., a Maryland corporation (“NorthStar II”), and (viii) NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership and the operating partnership of NorthStar II (“NorthStar II OP”).

Pursuant to the Combination Agreement, (i) CLNY OP contributed and conveyed to the Company a select portfolio of assets and liabilities (the “CLNY Contributed Portfolio”) of CLNY OP (the “CLNY OP Contribution”), (ii) RED REIT contributed and conveyed to the OP a select portfolio of assets and liabilities of RED REIT (the “RED REIT Contribution” and, together with the CLNY OP Contribution, the “CLNY Contributions”), (iii) NorthStar I merged with and into the Company, with the Company surviving the merger (the “NorthStar I Merger”), (iv) NorthStar II merged with and into the Company, with the Company surviving the merger (the “NorthStar II Merger” and, together with the NorthStar I Merger, the “Mergers”), and (v) immediately following the Mergers, the Company contributed and conveyed to the OP the CLNY Contributed Portfolio and the equity interests of each of NorthStar I OP and NorthStar II OP then-owned by the Company in exchange for units of membership interest in the OP (the “Company Contribution” and, collectively with the Mergers and the CLNY Contributions, the “Combination”). To satisfy the condition to completion of the Combination that the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), be approved for listing on a national securities exchange in connection with either an initial public offering or a listing, the Class A common stock was approved for listing by the New York Stock Exchange and began trading under the ticker “CLNC” on February 1, 2018.

This Form 8-K is being filed solely for the purpose of filing certain historical financial statements of NorthStar I and NorthStar II and certain pro forma financial statements of the Company, each as set forth in more detail below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of NorthStar I as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The audited consolidated financial statements of NorthStar II as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2018, giving effect to the Combination, is filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits. The following exhibits are included in this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Audited consolidated financial statements of NorthStar Real Estate Income Trust, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015

99.2	Audited consolidated financial statements of NorthStar Real Estate Income II, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015

99.3	Unaudited pro forma condensed combined financial statements of Colony Credit Real Estate, Inc. for the year ended December 31, 2018

101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2019	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
David A. Palamé
General Counsel and Secretary